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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                    ----------------------------------------

                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 MAXIMUS, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Virginia                                         54-1000588
   -----------------------                            -------------------
   (State of Incorporation                              (IRS Employer
       or Organization)                               Identification No.)

        1356 Beverly Road
        McLean, Virginia                                     22101
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(Address of Principal Executive Offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                          Name of Each Exchange on Which
to be so Registered                          Each Class is to be Registered
-------------------                          ------------------------------
Common Stock, no par value                   New York Stock Exchange, Inc.


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered:
         -------------------------------------------------------

         The description of the Registrant's Common Stock, no par value per share, appearing under the caption "Description of Capital Stock" in the Prospectus included as part of the Registrant's Registration Statement on Form S-1, File No. 333-21611, filed with the Securities and Exchange Commission on February 12, 1997 and amended by Pre-Effective Amendment No. 1 filed on March 28, 1997 (the "Registration Statement on Form S-1") is incorporated herein by reference.

Item 2.  Exhibits.
         --------

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Articles of Incorporation of the Registrant as amended through February 10, 1997 (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1).

         2. Form of Restated Articles of Incorporation of Registrant, as proposed to be amended and restated (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1).

         3. By-laws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1).

         4. Form of Restated By-laws of Registrant, as proposed to be amended and restated (incorporated by reference to Exhibit
                  3.4 to the Registration Statement on Form S-1).

         5. Proposed stock certificate for the securities registered hereunder (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1).

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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             MAXIMUS, INC.



Date:   May 15, 1997                         By:  /s/ David V. Mastran
                                                  ---------------------------
                                                  David V. Mastran
                                                  President and
                                                  Chief Executive Officer





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